EXHIBIT 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken you should immediately consult your broker, bank manager, lawyer, accountant, investment adviser or other professional adviser.
LETTER OF TRANSMITTAL
Relating to the
Eagle Bancorp, Inc.
Offer to Exchange
Any and All of Its Outstanding 10.00% Senior Notes due 2029
for Notes of the Same Series
That Have Been Registered Under the Securities Act of 1933
Pursuant to the Prospectus, dated , 2024

The Exchange Offer (as defined below) will expire at 5:00 p.m. (Eastern time) on , 2024, unless extended or earlier terminated by the Company (as defined below) (such date and time, as the same may be extended or earlier terminated, the “Expiration Date”).

Delivery to: Wilmington Trust, N.A., Exchange Agent

By Overnight Delivery or Mail (Registered or Certified Mail Recommended):	By Fax Transmission (for Eligible Institutions Only):
Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-1626 Attention: Workflow Management – 5th Floor	Fax: (302) 636-4139 For Information and to Confirm by Telephone: (302) 636-6470 Attn: Workflow Management

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges that he or she has received and reviewed the prospectus, dated , 2024 (the “Prospectus”), of Eagle Bancorp, Inc., a Maryland corporation (the “Company”), and this letter of transmittal (the “Letter of Transmittal”), which together constitute the Company’s offer to exchange (the “Exchange Offer”) any and all of its 10.00% Senior Notes due 2029 (the “Original Notes”) identified under “Title of the Original Notes” in the table below for a like principal amount of notes of the same series that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), as described under “Title of the Exchange Notes” in the table below (the “Exchange Notes”).

Description of the Original Notes			Description of the Exchange Notes
CUSIP Number	Title of the Original Notes	Principal Amount Outstanding	CUSIP Number	Title of the Exchange Notes
268948 AC0 (Rule 144A) 268948 AD8 (Accredited Investor)	10.00% Senior Notes due 2029	$77,665,000	268948 AE6	10.00% Senior Notes due 2029
For each Original Note accepted for exchange, the holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note.
Original Notes tendered prior to the Expiration Date may be validly withdrawn at any time at or prior to the Expiration Date.
This Letter of Transmittal is to be completed by a holder of Original Notes either if certificates are to be forwarded herewith or if a tender of Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent (as defined above) at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the sections of the Prospectus entitled “Description of the Exchange Offer—Procedures for Tendering,” “Description of the Exchange Offer—Book-Entry Transfer” and “Description of the Exchange Offer—Exchanging Book-Entry Notes” and a computer-generated Agent’s Message (as defined below) is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a computer-generated message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such participant.
Delivery of documents to DTC does not constitute delivery to the Exchange Agent.
The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.
List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the relevant certificate numbers (if any) and principal amount of Original Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES

10.00% Senior Notes due 2029
Name(s) and Address(es) of Holder(s)	Certificate Numbers(1)	Principal Amount Held	Principal Amount Tendered(2)

Total Original Notes Tendered: $

(1) Need not be completed if Original Notes are being tendered by book-entry transfer.
(2) Unless otherwise indicated, the entire principal amount of Original Notes listed under “Principal Amount Held” will be deemed to have been tendered.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:	Transaction Code Number:
By crediting the Original Notes to the Exchange Agent’s account at DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer, including, if applicable, transmitting to the Exchange Agent a computer-generated Agent’s Message in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owner(s) of such Original Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner(s) as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE IN CERTIFICATED FORM AND YOU WISH TO RECEIVE THE EXCHANGE NOTES IN CERTIFICATED FORM.

If you check the box above to elect to receive the Exchange Notes in certificated form, the certificated Exchange Notes will be issued in the name and sent to the address shown in the box entitled “Description of Original Notes” on this Letter of Transmittal above unless otherwise specified under “Special Delivery Instructions” below (in which case the signature on this Letter of Transmittal must be guaranteed; see Instruction 3). By checking this box, you agree to receive payments of interest and principal on the Exchange Notes via the same method and to the same account you previously specified for payments relating to the Original Notes.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE IN CERTIFICATED FORM AND YOU WISH TO RECEIVE A BENEFICIAL INTEREST IN AN EXCHANGE NOTE IN GLOBAL FORM INSTEAD OF A PHYSICAL NOTE.
If you check the box above to elect to receive a beneficial interest in an Exchange Note in global form instead of a physical note, please complete the “Special Exchange Instructions” below and identify the name and number of the DTC account to which the Exchange Notes should be credited. If you check this box, your signature must be guaranteed; see Instruction 3.
The undersigned represents that it is not participating, does not intend to participate, and has no arrangement or understanding with anyone to participate, in the distribution (within the meaning of the Securities Act) of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it represents and acknowledges that it may be a statutory underwriter and will deliver a prospectus (or to the extent permitted by law, make available a prospectus to purchasers) in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:
Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Original Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby.
The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Original Notes, with full power of substitution, among other things, to cause the Original Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer such Original Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when such Original Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.
The undersigned hereby further represents that:
•it is not an “affiliate” of the Company (as defined in Rule 405 under the Securities Act);
•it is acquiring the Exchange Notes in the ordinary course of its business;
•it is not participating, does not intend to participate, and has no arrangement or understanding with anyone to participate, in the distribution (within the meaning of the Securities Act) of such Exchange Notes;
•it is not a broker-dealer that purchased any of the Original Notes from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act;
•if it is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it will deliver a prospectus (or to the extent permitted by law, make available a prospectus to purchasers) in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act; and
•it is not acting on behalf of any person who could not truthfully make the foregoing representations and warranties.
The Securities and Exchange Commission (the “SEC”) has taken the position that broker-dealers may fulfill their prospectus delivery requirements with respect to the Exchange Notes (other than a resale of Exchange Notes received in exchange for an unsold allotment from the original sale of the Original Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Original Notes where such Original Notes were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 90 days after the registration statement, of which the Prospectus forms a part, becomes effective, the Company will make the Prospectus and any amendment or supplement to the Prospectus available to any broker-dealer that requests such documents in its Letter of Transmittal. By accepting the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer acknowledges and agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of such Exchange Notes and that, upon receipt of notice from the Company of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein (in the light of the circumstances under which they were made) not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Company has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of Exchange Notes. A broker-dealer that acquired Original Notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offer.
The undersigned acknowledges that the Exchange Offer is being made upon the belief that, based on existing interpretations of the Securities Act by the SEC staff set forth in several no-action letters to third parties, the Exchange Notes issued under the Exchange Offer in exchange for the Original Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than holders that are broker-dealers) without further compliance with the registration and prospectus delivery provisions of the Securities Act. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the SEC staff would make a similar determination with respect to the Exchange Offer as in other circumstances. The undersigned represents that it is not participating, does not intend to participate, and has no arrangement or understanding with anyone to participate, in a distribution of Exchange Notes. If any holder of the Original Notes is an “affiliate” of the Company (as defined in Rule 405 under the Securities Act), or is a broker-dealer that purchased any of the Original Notes from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act, such holder (i) will not be able to rely on the interpretations of the SEC staff set forth in the above-mentioned no action letters, (ii) will not be entitled to tender its Original Notes in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of Original Notes unless such sale or transfer is made pursuant to an exemption from such requirements. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, it represents and acknowledges that it will deliver a prospectus (or to the extent permitted by law, make a prospectus available to purchasers) in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. In addition, such broker-dealer represents that it is not acting on behalf of any person who could not truthfully make the foregoing representations.
The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “Description of the Exchange Offer—Withdrawal of Tenders” section of the Prospectus.
Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the relevant Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) in the name of the undersigned, or in the case of a book-entry delivery of Exchange Notes, the undersigned authorizes the Exchange Agent and the Trustee to cause the interests represented by the Exchange Note in global form to be delivered to the account maintained at DTC identified above or under “Special Exchange Instructions” below, as applicable, by approving the Deposit and Withdrawal at Custodian deposit requests at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the relevant Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Original Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)
To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature (s) appear(s) on this Letter of Transmittal above, or if Original Notes delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.
Issue Exchange Notes and/or Original Notes to:

Name(s):

(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)

☐	Credit unexchanged Original Notes delivered by book-entry transfer to the DTC account set forth below.

(DTC Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)
To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above or to such person(s) at an address other than shown in the box entitled “Description of Original Notes” on this Letter of Transmittal above.
Mail Exchange Notes and/or Original Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:

(Zip Code)

SPECIAL EXCHANGE INSTRUCTIONS (See Instructions 3 and 4)
To be completed ONLY if the tendered Original Notes are in certificated form and the holder wishes to receive in exchange a beneficial interest in an Exchange Note in global form.

Deliver Exchange Notes to:

DTC Participant Name:

DTC Participant Number:

IMPORTANT: THIS LETTER OF TRANSMITTAL OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT AT OR PRIOR TO THE EXPIRATION DATE.
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.
PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)

Dated:

X

X
(Signature(s) of Owner)	(Date)

Area Code and Telephone Number:
If a holder is tendering any Original Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or on the security position listing of DTC or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please Type or Print)

Capacity:

Address:
(Including Zip Code)
SIGNATURE GUARANTEE
(If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

Dated:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer
1.Delivery of this Letter of Transmittal and Original Notes.
This Letter of Transmittal is to be completed by holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “Description of the Exchange Offer—Book-Entry Transfer” section of the Prospectus and an Agent’s Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a computer-generated message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such participant. Certificates for all physically tendered Original Notes, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or Agent’s Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein (or its account at DTC with respect to an Agent’s Message) at or prior to the Expiration Date. Original Notes tendered hereby must be in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000.
The method of delivery of this Letter of Transmittal, the Original Notes and all other required documents is at the election and risk of the tendering holders, and delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Original Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent at or prior to the Expiration Date. The Company reserves the right to reject any particular Original Note not properly tendered, or any acceptance that might, in the Company’s judgment, be unlawful. The Company also reserves the right to waive any defects or irregularities with respect to the form of, or procedures applicable to, the tender of any particular Original Note at or prior to the Expiration Date. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured at or prior to the Expiration Date.
See the “Description of the Exchange Offer” section of the Prospectus.
2.Partial Tenders (not applicable to holders that tender by book-entry transfer).
If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the principal amount of Original Notes to be tendered in the boxes above entitled “Description of Original Notes—Principal Amount of Original Notes Tendered”. A reissued certificate representing the balance of any non-tendered Original Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.
3.Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.
If this Letter of Transmittal is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or as written on DTC’s security position listing as the holder of such Original Notes, as applicable, without any change whatsoever.
If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.
When this Letter of Transmittal is signed by the registered holder or holders of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).
If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed by the registered holder or accompanied by appropriate bond powers duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.
If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.
Endorsements on certificates for Original Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).
Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Original Notes are tendered: (i) by a registered holder of Original Notes (which term, for purposes of the Exchange Offer, includes any participant in the DTC system whose name appears on a security position listing as the holder of such Original Notes) who has not completed the box entitled “Special Issuance Instructions”, “Special Delivery Instructions” or “Special Exchange Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution.
4.Special Issuance, Delivery, and Exchange Instructions.
Tendering holders of Original Notes should indicate in the applicable box(es) the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal. Tendering holders of Original Notes in certificated form that elect to take delivery in the form of a beneficial interest in an Exchange Note in global form should indicate in the applicable box(es) the name and number of the account at DTC to which the Exchange Notes should be credited.
5.Transfer Taxes.
Except as set forth in this Instruction 5, the Company will pay all transfer taxes, if any, applicable to the transfer of Original Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Original Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal or if a transfer tax is imposed for any reason other than the exchange of Original Notes for Exchange Notes pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.
Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter of Transmittal.
6.Waiver of Conditions.
Because the Company may, subject to applicable law, amend or modify the Exchange Offer, and such amendment or modification may be deemed to be a waiver of a condition, it has the right to waive satisfaction of conditions enumerated in the Prospectus. Accordingly, the Company has, subject to applicable law, effectively retained the ability to waive the conditions to consummation of the Exchange Offer.
7.No Conditional Tenders.
No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal or an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.
Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.
8.Mutilated, Lost, Stolen or Destroyed Original Notes.
Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.
9.Withdrawal Rights.
Tenders of Original Notes may be withdrawn at any time at or prior to the Expiration Date.
For a withdrawal of a tender of Original Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above at or prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Original Notes to be withdrawn (the “Depositor”), (ii) identify the Original Notes to be withdrawn (including the certificate number or numbers and the principal amount of such Original Notes), (iii) contain a statement that such holder is withdrawing his election to have such Original Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee register the transfer of such Original Notes in the name of the person withdrawing the tender, together with satisfactory evidence of payment of applicable transfer taxes or exemption therefrom, and (v) specify the name in which such Original Notes are registered, if different from that of the Depositor. If Original Notes have been tendered pursuant to the procedure for book-entry transfer set forth in “Description of the Exchange Offer—Book-Entry Transfer” section of the Prospectus, any notice of withdrawal must specify the number of the account at DTC from which the Original Notes were tendered and specify the name and number of the account at DTC to be credited with the withdrawn Original Notes and otherwise comply with the procedures of DTC. A withdrawal also must comply with any other applicable requirements set forth in the section of the Prospectus entitled “Description of the Exchange Offer—Withdrawal of Tenders.” All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly re-tendered. Any Original Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in “Description of the Exchange Offer—Book-Entry Transfer” section of the Prospectus, such Original Notes will be credited to an account maintained with DTC for the Original Notes) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Notes may be re-tendered by following the procedures described above at or prior to the Expiration Date.
10.Requests for Assistance or Additional Copies.
Questions relating to the procedure for tendering Original Notes, as well as requests for additional copies of the Prospectus and this Letter of Transmittal and requests for other related documents, may be directed to the Exchange Agent, at the address and telephone number set forth herein.